Exhibit 10.31

December 16, 2005

VIA OVERNIGHT MAIL

Frank Segrave

SVP, Supply Chain Services

Cardinal Health

7000 Cardinal Place

Dublin, OH  43017

RE:                            Distribution and Inventory Management Services Agreement by and between First Horizon Pharmaceutical Corporation (“First Horizon”) and Cardinal Health with an Effective Date of January 1, 2005 (the “Agreement”)

Dear Neil:

This letter agreement shall serve as the first amendment to the Agreement (the “Amendment”).  Below are the amended terms.

NOW THEREFORE, the parties agree to amend the terms of the Agreement as follows:

Article 2 (Purchasing and Inventory)

1.                                       Paragraph 2.2A (Inventory Levels) shall be deleted in its entirety and replaced with the following paragraph.

Inventory Levels.  During the term of this Agreement, Cardinal Health shall maintain at all times a stock of Product(s) sufficient to supply the demand of Customers provided, however, such stock shall be not less than #####-### (##) days nor more than ####### (##) days of Cardinal Health’s expected sales to Customers as determined by its Customary Practice unless otherwise agreed to by First Horizon in writing. The Inventory

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Levels set forth in this section reflect an additional ### (#) #####  stock of Product(s) for FHPC’s Disaster Recovery plan.

Wholesaler shall have no obligation to maintain the minimum Inventory Level of a particular Product if such Product is unavailable from FHPC.

2.                                       Section 2.2B (Purchase Requirements) shall be deleted in its entirety and replaced with the following:

Purchase and Delivery Requirements. Cardinal Health agrees to purchase 100% of its requirements of Products directly from First Horizon.  First Horizon shall deliver any and all Products ordered by Cardinal Health to Cardinal Health’s National Logistics Center located in Groveport, Ohio.  Cardinal Health agrees to order the minimum quantities for each Product set forth in the attached Exhibit A.  Title and risk loss shall pass to Cardinal Health upon delivery of Product to Cardinal Health’s carrier.  In the event Product is shipped by First Horizon’s carrier, then title and risk of loss shall pass to Cardinal Health upon delivery to Cardinal Health’s National Logistics Center.

3.               The following Paragraph 2.2D (Inventory and Sales Reports) shall be amended as follows:

Inventory and Sales Reports. Cardinal Health shall prepare inventory reports detailing the status of its Aggregate Inventory of Products and movement of Products by NDC number (“Inventory and Sales Reports”) and, for the duration of this Agreement, provide First Horizon with such Inventory Reports (852’s) daily and Sales Reports (867’s) monthly. All such Inventory and Sales Reports shall be transmitted in EDI format pursuant to Section 2.2.1 (E) and shall include such information as reasonably requested by First Horizon, including but not limited to the following:

(a)       On Hand Inventory level by distribution center for All Distribution Centers; and

(b)       On Order Inventory level by distribution center for All Distribution Centers; and

(c)        Sales out by distribution center for All Distribution Centers

(d)       Morgue Reports, upon request, by distribution center for All Distribution Centers.

Cardinal Health may, due to contractual requirements, be required to block certain data in the 867’s that discloses customer identity. This may include Customer name and DEA number, and any other data that would identify a Customer.  In no event will Cardinal Health be required to provide customer identifying information to

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First Horizon in the event it is contractually prohibited from doing so.

In addition to the Inventory and Sales Reports above, Cardinal Health agrees to provide the following EDI reports:  820-Electronic Funds Transfer;  844 -Electronic Chargeback;  and 849-Electronic Chargeback reconciliation (collectively, “Data Reports”) .  The foregoing Data Reports shall be provided to First Horizon upon generation.

Notwithstanding anything to contrary in this Agreement, Cardinal Health shall include sufficient data in the Inventory and Sales Reports and Data Reports so that FHPC can determine and evaluate the Aggregate Inventory, purchases, returns and chargebacks made by those Customers that receive Federal Statutory Pricing(1) (“Federal Customers”).

4.                                       Paragraph 2.3 (Post Price Increase Buy In Allocations) shall be amended as follows:

Post Price Increase Buy In Allocations. First Horizon may elect to provide Cardinal Health, in its sole discretion, allocations of Product at the price prior to a price increase. The economic benefit realized by Cardinal Health for such purchase at the old price will be included in the calculation of the Base Service Fee as set forth in Attachment A, Service Fee Credits.

#################################################################################################### ########################################################################################.

5.               The following paragraph shall be added to Article 2 as paragraph 2.7.

Returns.  Cardinal Health shall receive a credit in the amount of the contract purchase price for Federal Customers’ returns.  All other returns of Product shall be in accordance with Attachment B of the Agreement.

6.               Attachment A is deleted in its entirety and replaced with the Attachment A dated November 2005 set forth in this Amendment.

Any capitalized terms used in this Amendment, which are not otherwise defined herein, shall have the same meanings ascribed to them in the Agreement.  All other terms and conditions of the Agreement shall remain in full force and effect and unless as otherwise modified herein, shall also apply to the subject matter of this Amendment.  In the event there is any inconsistency or conflict between the provisions in this Amendment

(1) Customers that receive Federal Statutory Pricing include but not limited to Department of Defense (DOD), Veterans Administration (VA), Disproportionate Share Hospitals (DSH), and Public Health Services (PHS).

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and those in the Agreement, the provisions in this Amendment shall supersede and control.

Please sign two copies of this letter agreement to acknowledge your acceptance of this Amendment to the Agreement and return one signed copy to:  First Horizon Pharmaceutical Corporation, Attention: Toi Wilson, 6195 Shiloh Road, Alpharetta, GA.  30005.  The second copy should be retained for your records.

Very truly yours,

Darrell Borne
Chief Financial Officer

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of December 1, 2005.

ACCEPTED AND AGREED:
Cardinal Health
By:	/s/ Frank Segrave
Title	SVP Supply & Supplier Relations

ACCEPTED AND AGREED:

First Horizon Pharmaceutical Corporation
By:	/s/ Darrell Borne
Title	CFO

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EXHIBIT A - Minimum Order Quantities

Product	NDC #	##### ###
Robinul 100’s	5963020010	##
Robinul Forte	5963020510	##
Nitrolingual Pumpspray 200	5963030020	###
Nitrolingual Pumpspray 60	5963030065	##
Ponstel 100’s	5963040010	##
Tanafed DP 4oz	5963046504	##
Tanafed DP 16oz	5963046516	##
Tanafed DMX 4 oz	5963047004	##
Tanafed DMX 16oz	5963047016	##
Sular 10mg	5963044010	##
Sular 20mg	5963044110	##
Sular 30mg	5963044210	##
Sular 40mg	5963044310	##
Cognex 10	5963019012	##
Cognex 20	5963019112	##
Cognex 30	5963019212	##
Cognex 40	5963019312	##
Furadantin 470 mL	5963045016	#
Prenate Elite 90’s	5963041190	##
Optinate 30s	5963041230	##
Zoto	5963013503	##
Fortamet 1000mg	6202257560	##
Fortamet 500mg	6202257460	##
Altoprev 20mg	6202262830	##
Altoprev 40mg	6202262930	##
Altoprev 60mg	6220226303	##
Triglide 50mg	5963048090	##
Triglide 160mg	5963048590	##

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ATTACHMENT A (revised December 2005)

Base Service Fee: A Base Service Fee of ##### will be calculated and paid annually based on #### of the total volume purchased by Cardinal Health in 2005, including brokerage, from First Horizon valued at the First Horizon list price at the time the Product was purchased. “Base Service Fee” shall mean the ################################# fee that will be paid to Cardinal Health by First Horizon in 2006 based upon ################################## of the total dollar volume of Product purchased by Cardinal Health during calendar year 2005.

 A Service Fee of ##### will be calculated and paid annually based on the total volume exceeding #### of calendar year 2005 on all Products purchased by Cardinal Health from First Horizon in 2006 except purchases made by Federal Customers which shall be calculated at ################.  Service Fee shall include brokerage services and shall be valued at First Horizon’s list price at the time the Product was purchased. “Service Fee” shall mean the ############# ####### fee paid to Cardinal Health by First Horizon for total dollar volume purchased by Cardinal Health in 2006 that exceeds ################################## of the total dollar volume of Product purchased by Cardinal Health during calendar year 2005 excluding those purchases made Federal Customers which shall be calculated at ################.  Base Service Fee and Service Fee are collectively known as “Fees.”

Cardinal Health shall issue an invoice to First Horizon for Fees no later then January 30, 2007.  Such invoice shall include sufficient detail to allow First Horizon to verify and audit Cardinal Health’s invoice. First Horizon shall pay undisputed invoice amounts within 30 days of First Horizon’s receipt of invoice.

Credits:  First Horizon will receive credit towards Fees for the following items:

a.               Price Appreciation on Aggregate Inventory after a Customer pricing action.

b.              Margin earned on quarterly promotions, deals, off-invoice allowances, Post Price Increase Buy In Allocations, or any other method, excluding those that are intended for Service Supplier’s Providers.

Provided Cardinal Health maintains substantially the same or higher purchase volumes as 2005, under no circumstances should the Base Service Fee earned on the initial #### volume purchases in 2006 over 2005 be less than #####, including any credits issued or inventory appreciation recognized on price increase or post price increase buy in allocations received.

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